SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 24, 2007

(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23500 - 64th Avenue South, Kent, Washington 98032

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:

(253) 850-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into A Material Definitive Agreement.

On January 24, 2007, Flow International Corporation (the “Company”) entered into a Fifth Amendment to Registration Rights Agreement (the "Fifth Amendment") with certain institutional investors. The Fifth Amendment relates to the terms of a Private Investment in Public Equity transaction ("PIPE Transaction") that the Company closed on March 21, 2005 (the "Closing Date"). The PIPE Transaction involved the private placement with institutional investors of 17,473,115 units of securities, each unit of securities comprised of one share of common stock and a warrant to purchase one-tenth of a share of common stock, at a per-unit price of $3.72.

Under the terms of the PIPE Transaction, the Company was obligated to register the shares of common stock being sold, and the shares issuable upon exercise of the warrants, for resale on a registration statement (the “Registration Statement”). The Registration Statement was declared effective February 22, 2006. However, as noted in previous public filings, the Registration Statement became “stale” on November 22, 2006, resulting in the inability of the investors in the PIPE Transaction to trade their shares until the Company filed a post-effective amendment to the Registration Statement and it is declared effective by the SEC.

The Registration Rights Agreement from the PIPE Transaction provided that if the Registration Statement ceased for any reason to be effective for more than forty (40) trading days (the “Black Out Days”), the Company would be obligated to pay damages equal to 1.0% of the original PIPE Transaction investment per month to those investors in the PIPE Transaction who had retained any of their original shares or warrants. The original forty (40) Black Out Days were used up between November 22, 2006 and January 24, 2007 while an independent investigation of allegations of improper revenue recognition at the Company’s Flow Asia subsidiary was ongoing and prevented the Company from filing an amendment updating the Registration Statement.

By this Fifth Amendment, the terms of the Registration Rights Agreement were amended to extend the number of Black Out Days from forty (40) to one hundred two (102). All other terms of the PIPE Transaction remain unchanged.

The foregoing is a summary of the terms of the Fifth Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Fifth Amendment to Registration Rights Agreement of Flow International Corporation, dated January 24, 2007

99.1	Press Release dated January 25, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007	FLOW INTERNATIONAL CORPORATION

	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary

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